Exhibit 99.1

WARNER MUSIC GROUP CORP. REPORTS RESULTS FOR FISCAL SECOND QUARTER ENDED MARCH 31, 2016

•	Total revenue grew 10.0%, up 13.4% on a constant-currency basis
•	Digital revenue grew 21.2%, up 25.0% on a constant-currency basis
•	OIBDA was $127 million versus $121 million in the prior-year quarter
•	Net income was $12 million versus $19 million in the prior-year quarter

NEW YORK, New York, May 6, 2016—Warner Music Group Corp. today announced its second-quarter financial results for the period ended March 31, 2016.

“These impressive results were driven by outstanding music from our artists and songwriters, the expansion in our global footprint, our leadership in the industry’s digital transformation and excellent execution globally,” said Stephen Cooper, Warner Music Group’s CEO.  “We are now the first major music company to report that streaming is the largest source of revenue in our recorded music business, surpassing our revenue from physical formats.  And this new milestone comes only four quarters after our streaming revenue first topped our download revenue.”

“I am very happy with our growth trends,” added Eric Levin, Warner Music Group’s Executive Vice President and CFO.  “Strong revenue and cash flow have enabled us to pay down $75 million in debt so far this year.”

Total WMG

Total WMG Summary Results
(dollars in millions)
	For the Three Months Ended March 31, 2016	For the Three Months Ended March 31, 2015	% Change
	(unaudited)	(unaudited)
Revenue	$745	$677	10%
Digital revenue	360	297	21%
Operating income	52	44	18%
Adjusted operating income(1)	54	48	13%
OIBDA(1)	127	121	5%
Adjusted OIBDA(1)	129	125	3%
Net income	12	19	-37%
Adjusted net income (1)	14	23	-39%
Net cash provided by operating activities	111	107	4%

(1) See "Supplemental Disclosures Regarding Non-GAAP Financial Measures" at the end of this release for details regarding these measures.

Revenue grew 10.0% (or 13.4% in constant currency).  Growth in Recorded Music digital revenue and artist services and expanded-rights revenue as well as growth in Music Publishing digital and synchronization revenue were partially offset by declines in Recorded Music physical revenue related to currency, declines in Recorded Music licensing revenue related to currency and the impact of a large initial distribution of PLG neighboring rights income in the prior-year quarter, and declines in Music Publishing mechanical revenue, which reflect a continuing shift to digital.  Music Publishing performance revenue was flat.  Revenue grew in the U.S., Europe and Asia, partially offset by currency-related declines in Latin America.  Digital revenue grew 21.2% (or 25.0% in constant currency), and represented 48.3% of total revenue, compared to 43.9% in the prior-year quarter.

Operating income was $52 million compared to $44 million in the prior-year quarter.  OIBDA increased 5.0% to $127 million from $121 million in the prior-year quarter and OIBDA margin declined 0.9 percentage points to 17.0% from 17.9% in the prior-year quarter.  The increase in operating income and OIBDA is largely the result of the increase in revenue while the decline in OIBDA margin is largely the result of the revenue mix.  Adjusted OIBDA rose 3.2% and Adjusted OIBDA margin declined 1.2 percentage points to 17.3% from 18.5%.

Net income was $12 million compared to $19 million in the prior-year quarter.  The decline is attributable to an increase in OIBDA and a gain on the sale of real estate being more than offset by a loss on early extinguishment of debt, lower net currency-related gains versus the prior-year quarter on the company’s Euro-denominated debt and intercompany loans and higher tax expense versus the prior-year quarter.  The higher tax expense results from the use of a discrete tax rate method to calculate income tax expense as compared to the use of an annual effective tax rate method in the prior-year quarter, higher pre-tax income and losses in certain jurisdictions for which no tax benefit could be recorded.

Adjusted operating income, Adjusted OIBDA and Adjusted net income exclude the impact of PLG-related expenses and expenses related to cost-savings initiatives.  See below for calculations and reconciliations of OIBDA, Adjusted operating income, Adjusted OIBDA and Adjusted net income.

As of March 31, 2016, the company reported a cash balance of $316 million, total debt of $2.912 billion and net debt (total long-term debt, including the current portion, minus cash) of $2.596 billion.  There was no balance outstanding on the company’s revolver at the end of the quarter.

Cash provided by operating activities was $111 million compared to $107 million in the prior-year quarter.  The change is largely a result of improved OIBDA and the benefit of working capital management.  Free Cash Flow, defined below, was $134 million compared to $85 million in the prior-year quarter, reflecting the improvement in cash provided by operating activities and proceeds from the sale of real estate.

Recorded Music

Recorded Music Summary Results
(dollars in millions)
	For the Three Months Ended March 31, 2016	For the Three Months Ended March 31, 2015	% Change
	(unaudited)	(unaudited)
Revenue	$621	$564	10%
Digital revenue	328	274	20%
Operating income	38	35	9%
Adjusted operating income(1)	40	38	5%
OIBDA(1)	93	91	2%
Adjusted OIBDA(1)	95	94	1%

(1) See "Supplemental Disclosures Regarding Non-GAAP Financial Measures" at the end of this release for details regarding these measures.

Recorded Music revenue grew 10.1% (or 13.1% in constant currency).  Growth in digital revenue and artist services and expanded-rights revenue was partially offset by a decline in physical and licensing revenue.  The decline in physical revenue was related to currency and the decline in licensing revenue was related to currency and the impact of a large initial distribution of PLG neighboring rights income in the prior-year quarter.  Digital growth reflects a continuing shift to streaming revenue.  The improvement in artist services and expanded-rights revenue was due to the timing of concert tours.  Recorded Music revenue saw strength around the globe with Latin America the main exception predominantly driven by currency.  Major sellers included Coldplay, Twenty One Pilots, Ed Sheeran, Charlie Puth and Gesu No Kiwami Otome.

Recorded Music operating income was $38 million up from $35 million in the prior-year quarter and operating margin was down 0.1 percentage point to 6.1% versus 6.2% in the prior-year quarter.  Adjusted operating margin declined 0.3 percentage points to 6.4% from 6.7% in the prior-year quarter.  OIBDA rose to $93 million from $91 million in the prior-year quarter and OIBDA margin declined 1.1 percentage points to 15.0%.  Adjusted OIBDA was $95 million versus $94 million in the prior-year quarter with Adjusted OIBDA margin down 1.4 percentage points to 15.3%.  The improvement in OIBDA was driven by revenue growth and the decline in OIBDA margin was driven by the revenue mix including the impact of a large initial distribution of PLG neighboring rights income in the prior-year quarter and higher concert promotion revenue in the current quarter.

Music Publishing

Music Publishing Summary Results
(dollars in millions)
	For the Three Months Ended March 31, 2016	For the Three Months Ended March 31, 2015	% Change
	(unaudited)	(unaudited)
Revenue	$127	$117	9%
Digital revenue	33	24	38%
Operating income	37	33	12%
OIBDA(1)	54	51	6%

(1) See "Supplemental Disclosures Regarding Non-GAAP Financial Measures" at the end of this release for details regarding these measures.

Music Publishing revenue rose 8.5% (or 13.4% in constant currency).  Growth in digital and synchronization revenue was partially offset by a decline in mechanical revenue.  Performance revenue was flat.

Music Publishing operating income was $37 million compared with $33 million in the prior-year quarter and operating margin rose 0.9 percentage points to 29.1%.  The increase in operating income and operating margin was due to revenue growth.  Music Publishing OIBDA rose by $3 million or 5.9% to $54 million, while Music Publishing OIBDA margin declined 1.1 percentage points to 42.5% from 43.6%, due to the revenue mix.

Financial details for the quarter can be found in the company’s current Form 10-Q, for the period ended March 31, 2016, filed today with the Securities and Exchange Commission.

This morning, management will be hosting a conference call to discuss the results at 8:30 A.M. EST.  The call will be webcast on www.wmg.com.

About Warner Music Group

With its broad roster of new stars and legendary artists, Warner Music Group is home to a collection of the best-known record labels in the music industry including Asylum, Atlantic, Big Beat, Canvasback, East West, Elektra, Erato, FFRR, Fueled by Ramen, Nonesuch, Parlophone, Reprise, Rhino, Roadrunner, Sire, Warner Bros., Warner Classics and Warner Music Nashville, as well as Warner/Chappell Music, one of the world's leading music publishers, with a catalog of more than one million copyrights worldwide.

"Safe Harbor" Statement under Private Securities Litigation Reform Act of 1995

This communication includes forward-looking statements that reflect the current views of Warner Music Group about future events and financial performance.  Words such as "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "forecasts" and variations of such words or similar expressions that predict or indicate future events or trends, or that do not relate to historical matters, identify forward-looking statements.  All forward-looking statements are made as of today, and we disclaim any duty to update such statements.  Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them.  However, we cannot assure you that management's expectations, beliefs and projections will result or be achieved. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from our expectations.  Please refer to our Form 10-K, Form 10-Qs and our other filings with the U.S. Securities and Exchange Commission concerning factors that could cause actual results to differ materially from those described in our forward-looking statements.

We maintain an Internet site at www.wmg.com.  We use our website as a channel of distribution of material company information.  Financial and other material information regarding Warner Music Group is routinely posted on and accessible at http://investors.wmg.com.  In addition, you may automatically receive email alerts and other information about Warner Music Group by enrolling your email address through the “email alerts” section at http://investors.wmg.com.  Our website and the information posted on it or connected to it shall not be deemed to be incorporated by reference into this communication.

Basis of Presentation

The Company maintains a 52-53 week fiscal year ending on the last Friday in each reporting period. As such, all references to March 31, 2016 and March 31, 2015 relate to the periods ended March 25, 2016 and March 27, 2015, respectively. For convenience purposes, the Company continues to date its financial statements as of March 31. The fiscal year ended September 30, 2015 ended on September 25, 2015. For convenience purposes, the Company continues to date its balance sheet as of September 30.

Figure 1. Warner Music Group Corp. - Consolidated Statements of Operations, Three and Six Months Ended March 31, 2016 versus March 31, 2015
(dollars in millions)

	For the Three Months Ended March 31, 2016	For the Three Months Ended March 31, 2015	% Change
	(unaudited)	(unaudited)
Revenue	$745	$677	10%
Cost and expenses:
Cost of revenue	(374)	(318)	-18%
Selling, general and administrative expenses	(256)	(252)	-2%
Amortization expense	(63)	(63)	0%
Total costs and expenses	$(693)	$(633)	-10%
Operating income	$52	$44	18%
Gain on sale of real estate	19	-	-
Interest expense, net	(43)	(45)	4%
Other (expense) income, net	(1)	14	-
Income before income taxes	$27	$13	-
Income tax (expense) benefit	(15)	6	-
Net income	$12	$19	-37%
Less: Income attributable to noncontrolling interest	(1)	(1)	0%
Net income attributable to Warner Music Group Corp.	$11	$18	-39%

	For the Six Months Ended March 31, 2016	For the Six Months Ended March 31, 2015	% Change
	(unaudited)	(unaudited)
Revenue	$1,594	$1,506	6%
Costs and expenses:
Cost of revenue	(823)	(763)	-8%
Selling, general and administrative expenses	(532)	(548)	3%
Amortization expense	(125)	(128)	2%
Total costs and expenses	$(1,480)	$(1,439)	-3%
Operating income	$114	$67	70%
Gain on sale of real estate	19	-	-
Interest expense, net	(88)	(91)	3%
Other income, net	7	5	40%
Income (loss) before income taxes	$52	$(19)	-
Income tax expense	(12)	(3)	-
Net income (loss)	$40	$(22)	-
Less: Income attributable to noncontrolling interest	(2)	(2)	0%
Net income (loss) attributable to Warner Music Group Corp.	$38	$(24)	-

Figure 2. Warner Music Group Corp. - Consolidated Balance Sheets at March 31, 2016 versus September 30, 2015
(dollars in millions)

	March 31,	September 30,
	2016	2015	% Change
	(unaudited)	(audited)
Assets
Current assets:
Cash and equivalents	$316	$246	29%
Accounts receivable, net	318	349	-9%
Inventories	41	42	-2%
Royalty advances expected to be recouped within one year	135	130	4%
Prepaid and other current assets	64	60	7%
Total current assets	$874	$827	6%
Royalty advances expected to be recouped after one year	203	195	4%
Property, plant and equipment, net	210	220	-5%
Goodwill	1,622	1,632	-1%
Intangible assets subject to amortization, net	2,348	2,514	-7%
Intangible assets not subject to amortization	118	119	-1%
Other assets	110	114	-4%
Total assets	$5,485	$5,621	-2%
Liabilities and Equity
Current liabilities:
Accounts payable	$176	$173	2%
Accrued royalties	1,102	1,087	1%
Accrued liabilities	249	296	-16%
Accrued interest	53	58	-9%
Deferred revenue	206	206	0%
Current portion of long-term debt	13	13	0%
Other current liabilities	22	24	-8%
Total current liabilities	$1,821	$1,857	-2%
Long-term debt	2,899	2,981	-3%
Deferred tax liabilities, net	292	302	-3%
Other noncurrent liabilities	239	242	-1%
Total liabilities	$5,251	$5,382	-2%
Equity:
Common stock	-	-	-
Additional paid-in capital	1,128	1,128	0%
Accumulated deficit	(702)	(740)	-5%
Accumulated other comprehensive loss, net	(205)	(167)	23%
Total Warner Music Group Corp. equity	$221	$221	0%
Noncontrolling interest	13	18	-28%
Total equity	234	239	-2%
Total liabilities and equity	$5,485	$5,621	-2%

Figure 3. Warner Music Group Corp. - Summarized Statements of Cash Flows, Three and Six Months Ended March 31, 2016 versus March 31, 2015
(dollars in millions)

	For the Three Months Ended March 31, 2016	For the Three Months Ended March 31, 2015
	(unaudited)	(unaudited)
Net cash provided by operating activities	$111	$107
Net cash provided by (used in) investing activities	23	(22)
Net cash used in financing activities	(94)	(6)
Effect of foreign currency exchange rates on cash and equivalents	(2)	(6)
Net increase in cash and equivalents	$38	$73

	For the Six Months Ended March 31, 2016	For the Six Months Ended March 31, 2015
	(unaudited)	(unaudited)
Net cash provided by operating activities	$172	$142
Net cash provided by (used in) investing activities	5	(59)
Net cash used in financing activities	(100)	(9)
Effect of foreign currency exchange rates on cash and equivalents	(7)	(13)
Net increase in cash and equivalents	$70	$61

Supplemental Disclosures Regarding Non-GAAP Financial Measures

We evaluate our operating performance based on several factors, including the following non-GAAP financial measures:

OIBDA

OIBDA reflects our operating income before non-cash depreciation of tangible assets and non-cash amortization of intangible assets.  We consider OIBDA to be an important indicator of the operational strengths and performance of our businesses, and believe the presentation of OIBDA helps improve the ability to understand our operating performance and evaluate our performance in comparison to comparable periods.  However, a limitation of the use of OIBDA as a performance measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenue in our businesses.  Accordingly, OIBDA should be considered in addition to, not as a substitute for, operating income (loss), net income (loss) and other measures of financial performance reported in accordance with U.S. GAAP.  In addition, OIBDA, as we calculate it, may not be comparable to similarly titled measures employed by other companies.

Figure 4. Warner Music Group Corp. - Reconciliation of OIBDA to Net Income (Loss), Three and Six Months Ended March 31, 2016 versus March 31, 2015
(dollars in millions)

	For the Three Months Ended March 31, 2016	For the Three Months Ended March 31, 2015	% Change
	(unaudited)	(unaudited)
OIBDA	$127	$121	5%
Depreciation expense	(12)	(14)	14%
Amortization expense	(63)	(63)	0%
Operating income	$52	$44	18%
Gain on sale of real estate	19	-	-
Interest expense, net	(43)	(45)	4%
Other (expense) income, net	(1)	14	-
Income before income taxes	$27	$13	-
Income tax (expense) benefit	(15)	6	-
Net income	$12	$19	-37%
Less: Income attributable to noncontrolling interest	(1)	(1)	0%
Net income attributable to Warner Music Group Corp.	$11	$18	-39%
Operating income margin	7.0%	6.5%
OIBDA margin	17.0%	17.9%

	For the Six Months Ended March 31, 2016	For the Six Months Ended March 31, 2015	% Change
	(unaudited)	(unaudited)
OIBDA	$264	$223	18%
Depreciation expense	(25)	(28)	11%
Amortization expense	(125)	(128)	2%
Operating income	$114	$67	70%
Gain on sale of real estate	19	-	-
Interest expense, net	(88)	(91)	3%
Other income, net	7	5	40%
Income (loss) before income taxes	$52	$(19)	-
Income tax expense	(12)	(3)	-
Net income (loss)	$40	$(22)	-
Less: Income attributable to noncontrolling interest	(2)	(2)	0%
Net income (loss) attributable to Warner Music Group Corp.	$38	$(24)	-
Operating income margin	7.2%	4.4%
OIBDA margin	16.6%	14.8%

Figure 5. Warner Music Group Corp. - Reconciliation of Segment Operating Income (Loss) to OIBDA, Three and Six Months Ended March 31, 2016 versus March 31, 2015
(dollars in millions)

	For the Three Months Ended March 31, 2016	For the Three Months Ended March 31, 2015	% Change
	(unaudited)	(unaudited)
Total WMG operating income – GAAP	$52	$44	18%
Depreciation and amortization expense	(75)	(77)	3%
Total WMG OIBDA	$127	$121	5%
Operating income margin	7.0%	6.5%
OIBDA margin	17.0%	17.9%

Recorded Music operating income – GAAP	$38	$35	9%
Depreciation and amortization expense	(55)	(56)	2%
Recorded Music OIBDA	$93	$91	2%
Recorded Music operating income margin	6.1%	6.2%
Recorded Music OIBDA margin	15.0%	16.1%

Music Publishing operating income – GAAP	$37	$33	12%
Depreciation and amortization expense	(17)	(18)	6%
Music Publishing OIBDA	$54	$51	6%
Music Publishing operating income margin	29.1%	28.2%
Music Publishing OIBDA margin	42.5%	43.6%

	For the Six Months Ended March 31, 2016	For the Six Months Ended March 31, 2015	% Change
	(unaudited)	(unaudited)
Total WMG operating income – GAAP	$114	$67	70%
Depreciation and amortization expense	(150)	(156)	4%
Total WMG OIBDA	$264	$223	18%
Operating income margin	7.2%	4.4%
OIBDA margin	16.6%	14.8%

Recorded Music operating income – GAAP	$136	$87	56%
Depreciation and amortization expense	(109)	(115)	5%
Recorded Music OIBDA	$245	$202	21%
Recorded Music operating income margin	10.0%	6.8%
Recorded Music OIBDA margin	18.0%	15.8%

Music Publishing operating income – GAAP	$24	$33	-27%
Depreciation and amortization expense	(35)	(35)	0%
Music Publishing OIBDA	$59	$68	-13%
Music Publishing operating income margin	9.9%	14.0%
Music Publishing OIBDA margin	24.3%	28.8%

Adjusted Operating Income (Loss), Adjusted OIBDA and Adjusted Net Income (Loss)

Adjusted operating income (loss), Adjusted OIBDA and Adjusted net income (loss) is operating income (loss), OIBDA and net income (loss), respectively, adjusted to exclude the impact of certain items that affect comparability.  Factors affecting period-to-period comparability of the unadjusted measures in the quarter included the items listed in Figure 6 below.  We use Adjusted operating income (loss), Adjusted OIBDA and Adjusted net income (loss) to evaluate our actual operating performance.  We believe that the adjusted results provide relevant and useful information for investors because they clarify our actual operating performance, make it easier to compare our results with those of other companies in our industry and allow investors to review performance in the same way as our management.  Since these are not measures of performance calculated in accordance with U.S. GAAP, they should not be considered in isolation of, or as a substitute for, operating income (loss), OIBDA and net income (loss) attributable to Warner Music Group Corp. as indicators of operating performance, and they may not be comparable to similarly titled measures employed by other companies.

Figure 6. Warner Music Group Corp. - Reconciliation of Reported to Adjusted Results, Three and Six Months Ended March 31, 2016 versus March 31, 2015
(dollars in millions)

For the Three Months Ended March 31, 2016
	Total WMG Operating Income	Recorded Music Operating Income	Music Publishing Operating Income	Total WMG OIBDA	Recorded Music OIBDA	Music Publishing OIBDA	Net income
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Reported Results	$52	$38	$37	$127	$93	$54	$12
Factors Affecting Comparability:
PLG Related Costs	2	2	-	2	2	-	2
Adjusted Results	$54	$40	$37	$129	$95	$54	$14

Adjusted Margin	7.2%	6.4%	29.1%	17.3%	15.3%	42.5%

For the Three Months Ended March 31, 2015
	Total WMG Operating Income	Recorded Music Operating Income	Music Publishing Operating Income	Total WMG OIBDA	Recorded Music OIBDA	Music Publishing OIBDA	Net income
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Reported Results	$44	$35	$33	$121	$91	$51	$19
Factors Affecting Comparability:
PLG Related Costs	1	1	-	1	1	-	1
Cost-Savings Initiatives	3	2	-	3	2	-	3
Adjusted Results	$48	$38	$33	$125	$94	$51	$23

Adjusted Margin	7.1%	6.7%	28.2%	18.5%	16.7%	43.6%

For the Six Months Ended March 31, 2016
	Total WMG Operating Income	Recorded Music Operating Income	Music Publishing Operating Income	Total WMG OIBDA	Recorded Music OIBDA	Music Publishing OIBDA	Net income
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Reported Results	$114	$136	$24	$264	$245	$59	$40
Factors Affecting Comparability:
PLG Related Costs	2	2	-	2	2	-	2
Adjusted Results	$116	$138	$24	$266	$247	$59	$42

Adjusted Margin	7.3%	10.2%	9.9%	16.7%	18.2%	24.3%

For the Six Months Ended March 31, 2015
	Total WMG Operating Income	Recorded Music Operating Income	Music Publishing Operating Income	Total WMG OIBDA	Recorded Music OIBDA	Music Publishing OIBDA	Net loss
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Reported Results	$67	$87	$33	$223	$202	$68	$(22)
Factors Affecting Comparability:
PLG Related Costs	5	5	-	5	5	-	5
Cost-Savings Initiatives	7	4	-	7	4	-	7
Corporate Headquarters Consolidation	6	-	-	6	-	-	6
Adjusted Results	$85	$96	$33	$241	$211	$68	$(4)

Adjusted Margin	5.6%	7.5%	14.0%	16.0%	16.5%	28.8%

Constant Currency

Because exchange rates are an important factor in understanding period-to-period comparisons, we believe the presentation of revenue on a constant-currency basis in addition to reported revenue helps improve the ability to understand our operating results and evaluate our performance in comparison to prior periods.  Constant-currency information compares results between periods as if exchange rates had remained constant period over period.  We use results on a constant-currency basis as one measure to evaluate our performance.  We calculate constant-currency results by applying current-year foreign currency exchange rates to prior-year results.  However, a limitation of the use of the constant-currency results as a performance measure is that it does not reflect the impact of exchange rates on our revenue.  These results should be considered in addition to, not as a substitute for, results reported in accordance with U.S. GAAP.  Results on a constant-currency basis, as we present them, may not be comparable to similarly titled measures used by other companies and are not a measure of performance presented in accordance with U.S. GAAP.

Figure 7. Warner Music Group Corp. - Revenue by Geography and Segment, Three and Six Months Ended March 31, 2016 versus March 31, 2015 As Reported and Constant Currency
(dollars in millions)

	For the Three Months Ended March 31, 2016	For the Three Months Ended March 31, 2015	For the Three Months Ended March 31, 2015
	As reported	As reported	Constant
	(unaudited)	(unaudited)	(unaudited)
US revenue
Recorded Music	$258	$236	$236
Music Publishing	64	52	52
International revenue
Recorded Music	363	328	313
Music Publishing	63	65	60
Intersegment eliminations	(3)	(4)	(4)
Total Revenue	$745	$677	$657

Revenue by Segment:
Recorded Music
Digital	$328	$274	$266
Physical	151	157	151
Total Digital & Physical	479	431	417
Artist services & expanded-rights	79	55	55
Licensing	63	78	77
Total Recorded Music	621	564	549
Music Publishing
Performance	44	44	41
Digital	33	24	23
Mechanical	17	20	19
Synchronization	30	27	27
Other	3	2	2
Total Music Publishing	127	117	112
Intersegment eliminations	(3)	(4)	(4)
Total Revenue	$745	$677	$657

Total Digital Revenue	$360	$297	$288

	For the Six Months Ended March 31, 2016	For the Six Months Ended March 31, 2015	For the Six Months Ended March 31, 2015
	As reported	As reported	Constant
	(unaudited)	(unaudited)	(unaudited)
US revenue
Recorded Music	$551	$477	$477
Music Publishing	107	93	93
International revenue
Recorded Music	807	801	731
Music Publishing	136	143	128
Intersegment eliminations	(7)	(8)	(8)
Total Revenue	$1,594	$1,506	$1,421

Revenue by Segment:
Recorded Music
Digital	$650	$546	$522
Physical	399	450	419
Total Digital and Physical	1,049	996	941
Artist services & expanded-rights	162	131	123
Licensing	147	151	144
Total Recorded Music	1,358	1,278	1,208
Music Publishing
Performance	87	89	81
Digital	60	48	46
Mechanical	37	43	40
Synchronization	55	52	50
Other	4	4	4
Total Music Publishing	243	236	221
Intersegment eliminations	(7)	(8)	(8)
Total Revenue	$1,594	$1,506	$1,421

Total Digital Revenue	$708	$592	$566

Free Cash Flow

Free Cash Flow reflects our cash flow provided by operating activities less capital expenditures and cash paid or received for investments.  We use Free Cash Flow, among other measures, to evaluate our operating performance.  Management believes Free Cash Flow provides investors with an important perspective on the cash available to fund our debt service requirements, ongoing working capital requirements, capital expenditure requirements, strategic acquisitions and investments, and any dividends, prepayments of debt or repurchases or retirement of our outstanding debt or notes in open market purchases, privately negotiated purchases or otherwise.  As a result, Free Cash Flow is a significant measure of our ability to generate long-term value.  It is useful for investors to know whether this ability is being enhanced or degraded as a result of our operating performance.  We believe the presentation of Free Cash Flow is relevant and useful for investors because it allows investors to view performance in a manner similar to the method management uses.

Because Free Cash Flow is not a measure of performance calculated in accordance with U.S. GAAP, Free Cash Flow should not be considered in isolation of, or as a substitute for, net income (loss) as an indicator of operating performance or cash flow provided by operating activities as a measure of liquidity.  Free Cash Flow, as we calculate it, may not be comparable to similarly titled measures employed by other companies.  In addition, Free Cash Flow does not necessarily represent funds available for discretionary use and is not necessarily a measure of our ability to fund our cash needs.  Because Free Cash Flow deducts capital expenditures and cash paid or received for investments from “net cash provided by operating activities” (the most directly comparable U.S. GAAP financial measure), users of this information should consider the types of events and transactions that are not reflected.  We provide below a reconciliation of Free Cash Flow to the most directly comparable amount reported under U.S. GAAP, which is “net cash provided by operating activities.”

Figure 8. Warner Music Group Corp. - Calculation of Free Cash Flow, Three and Six Months Ended March 31, 2016 versus March 31, 2015
(dollars in millions)

	For the Three Months Ended March 31, 2016	For the Three Months Ended March 31, 2015
	(unaudited)	(unaudited)
Net cash provided by operating activities	$111	$107
Less: Capital expenditures	13	15
Less: Net cash (received) paid for investments	(36)	7

Free Cash Flow	$134	$85

	For the Six Months Ended March 31, 2016	For the Six Months Ended March 31, 2015
	(unaudited)	(unaudited)
Net cash provided by operating activities	$172	$142
Less: Capital expenditures	23	39
Less: Net cash (received) paid for investments	(28)	20

Free Cash Flow	$177	$83

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Media Contact:	Investor Contact:
James Steven	Lori Scherwin
(212) 275-2213	(212) 275-4850
James.Steven@wmg.com	Investor.Relations@wmg.com